UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 31, 2016

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement
TVPC Acquisition Contribution Agreement
On September 1, 2016, PBF Logistics LP (the “Partnership”), a consolidated subsidiary of PBF Energy Inc. (“PBF Energy”), announced that it had entered into a Contribution Agreement dated as of August 31, 2016 between the Partnership and PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy and closed the transaction contemplated by the Contribution Agreement. Pursuant to the Contribution Agreement, PBF LLC contributed to the Partnership fifty percent (50%) of the issued and outstanding limited liability company interests of Torrance Valley Pipeline Company LLC (“TVPC”), whose assets consist of the 189-mile San Joaquin Valley Pipeline system with a throughput capacity of approximately 110,000 barrels per day, including the M55, M1 and M70 pipelines, 11 pipeline stations with approximately one million barrels of combined tankage and truck unloading capability at two of the stations (collectively, the “SJV System”). The total consideration paid to PBF LLC was $175.0 million in cash, which was funded by the Partnership with cash on hand, borrowings under its revolving credit facility and proceeds from a public offering of common units completed in August 2016.
Each of the parties to the Contribution Agreement is a direct or indirect subsidiary of PBF Energy. As a result, certain individuals, including officers of PBF Energy and officers and directors of PBF Logistics GP LLC (“PBF GP”), the general partner of the Partnership, serve as officers and/or directors of one or more of such entities. PBF Energy, through its consolidated subsidiaries, owns 2,572,944 common units and 15,886,553 subordinated units of the Partnership, collectively representing an approximately 44.6% limited partner interest in the Partnership based on the number of common units and subordinated units outstanding. PBF Energy also indirectly owns the general partner interest in the Partnership, through its control and ownership of PBF GP, and all of the Partnership’s incentive distribution rights.
The Conflicts Committee of the Board of Directors of PBF GP, which is comprised of independent directors and was advised by Piper, Jaffray & Co., its independent financial advisor (“Piper Jaffray”), and Vinson & Elkins LLP, its legal counsel, approved the terms and conditions of the Contribution Agreement. In approving the terms of the Contribution Agreement, the Conflicts Committee based its decision in part on an opinion from Piper Jaffray that the consideration to be paid by the Partnership in exchange for the equity interests in TVPC is fair, from a financial point of view, to the Partnership and the common unit holders of the Partnership other than PBF Energy and its affiliates.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Contribution Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Contribution Agreement contains representations and warranties that the parties to the Contribution Agreement made solely for the benefit of each other. The assertions embodied in such representations and warranties are qualified by information contained in disclosure schedules that the parties exchanged in connection with signing the Contribution Agreement. In addition, these representations and warranties (i) may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (ii) may apply materiality standards different from what may be viewed as material to investors and (iii) were made only as of the date of the Contribution Agreement or as of such other date or dates as may be specified in the Contribution Agreement. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Contribution Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures. Investors are urged not to rely on such representations and warranties as characterizations of the actual state of facts or circumstances at this time or any other time.
In addition, in connection with the consummation of the transactions contemplated by the Contribution Agreement, the Partnership or certain of its affiliates and PBF LLC or certain of its affiliates, as applicable, entered into the following material definitive agreements:
Fourth Amended and Restated Omnibus Agreement
On August 31, 2016, the Partnership, PBF GP, PBF Holding Company LLC (“PBF Holding”), and PBF LLC entered into the Fourth Amended and Restated Omnibus Agreement (the “Fourth A&R Omnibus Agreement”) to amend and restate the Third Amended and Restated Omnibus Agreement dated as of May 15, 2015, by and among the same parties. The Fourth A&R Omnibus Agreement updates the reimbursements to be made by the Partnership to PBF LLC and from PBF LLC to the Partnership. The Fourth A&R Omnibus Agreement incorporates the SJV System into its provisions and increases the annual fee to be paid by the Partnership to PBF Energy from $4.8 million to $5.7 million. All fees to be paid pursuant to the Fourth A&R Omnibus Agreement are indexed for inflation.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Fourth A&R Omnibus Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Fourth Amended and Restated Operation and Management Services and Secondment Agreement
On August 31, 2016, PBF Holding, Delaware City Refining Company LLC, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBFX Operating Company LLC, the Partnership and PBF GP entered into the Fourth Amended and Restated Operation and Management Services and Secondment Agreement (the “Fourth A&R Services Agreement”) to govern the provision of seconded employees to or from PBF Holding, the Partnership and its affiliates as applicable. The Fourth A&R Services Agreement also governs the use of certain facilities of the parties by the various entities and the services to be provided by the seconded employees to allow the Partnership to perform its obligations under its commercial agreements. The Fourth A&R Services Agreement incorporates the SJV System into its provisions and increases the annual fee to be paid by the Partnership from $4.5 million to $6.4 million. All fees to be paid pursuant to the Fourth A&R Services Agreement are indexed for inflation.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Fourth A&R Services Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Transportation Services Agreements
On August 31, 2016, PBF Holding and TVPC entered into a ten-year transportation services agreement (including the services orders thereunder, collectively the “Transportation Services Agreement”) under which the Partnership, through TVPC, will provide transportation and storage services to PBF Holding in return for throughput fees. The Transportation Services Agreement can be extended by PBF Holding for two additional five-year periods.
Transportation Services. The minimum throughput commitment for transportation services on the northern portion of the SJV System is approximately 50,000 barrels per day (“bpd”) for a fee equal to $0.5625 per barrel of crude throughput up to the minimum throughput commitment and in excess of the minimum throughput commitment. If PBF Holding does not throughput the aggregate amounts equal to the minimum throughput commitment described above, PBF Holding will be required to pay a shortfall payment equal to the shortfall volume multiplied by the fee of $0.5625 per barrel. The minimum throughput commitment for the southern portion of the SJV System is approximately 70,000 bpd with a fee equal to approximately $1.5625 per barrel and a fee of $0.3125 per barrel for amounts in excess of the minimum throughput commitment. If PBF Holding does not throughput the aggregate amounts equal to the minimum throughput commitment described above, PBF Holding will be required to pay a shortfall payment equal to the shortfall volume multiplied by the fee of $1.5625 per barrel; provided, however, that PBF Holding will receive a credit to PBF Holding’s account for the amount of such shortfall, and such credit will be applied in subsequent monthly invoices against excess throughput fees during any of the succeeding three (3) months.
Storage Services. PBF Holding will pay TVPC $0.85 per barrel fixed rate for the shell capacity of the Midway tank, which rate includes throughput equal to the shell capacity of the tank. PBF Holding or its designee will pay $0.85 per barrel fixed rate for each of the Belridge and Emidio storage tanks (together, the “Throughput Storage Tanks”), which rate includes throughput equal to the shell capacity of each individual Throughput Storage Tank, subject to adjustment. PBF Holding will also pay $0.425 per barrel for throughput in excess of the shell capacity (“Excess Storage Throughput Rate”) for each Throughput Storage Tank; provided that PBF Holding has a commitment for a minimum incremental throughput in excess of the shell capacity of (A) 715,000 barrels per month for the Belridge Tank (the “Belridge Storage MTC”), and (B) 600,000 barrels per month for the Emidio tank (the “Emidio Storage MTC” and together with the Belridge Storage MTC, the “Throughput Storage MTC”). If, during any month, actual throughput in excess of the shell capacity of all Throughput Storage Tanks by PBF Holding or its designee (the “Actual Excess Volumes”) is less than the Throughput Storage MTC, then PBF Holding will pay TVPC an amount equal to the Excess Storage Throughput Rate multiplied by the Throughput Storage MTC less the Actual Excess Volumes.
The Partnership is required to maintain the SJV System in a condition and with a capacity sufficient to handle a volume of PBF Holding’s crude at least equal to the current operating capacity or the reserved crude capacity, as the case may be, subject to interruptions for routine repairs and maintenance and force majeure events. Failure to meet such obligations may result in a reduction of fees payable under the Transportation Services Agreement.
The foregoing description is not complete and is subject to and qualified in its entirety by reference to the full text of the Transportation Services Agreement and the related service orders, which are filed as Exhibits 10.3 through 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets
The description in Item 1.01 above of the completion of the transactions set forth in the Contribution Agreement.

Item 7.01	Regulation FD Disclosure
On September 1, 2016, the Partnership issued a press release announcing that it consummated the TVPC acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
Statements contained in Exhibit 99.1 to this report reflecting the Partnership’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Partnership’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Partnership’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Partnership undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.
The Partnership will file the financial statements required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.
The Partnership will file the pro forma financial information required by this Item not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Contribution Agreement dated as of August 31, 2016 by and between PBF Energy Company LLC and PBF Logistics LP
10.1	Fourth Amended and Restated Omnibus Agreement dated as of August 31, 2016 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP
10.2
Fourth Amended and Restated Operation and Management Services and Secondment Agreement dated as of August 31, 2016 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC and PBFX Operating Company LLC

10.3	Transportation Services Agreement dated as of August 31, 2016 among PBF Holding Company LLC and Torrance Valley Pipeline Company LLC
10.4	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC
10.5	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC
10.6	Dedicated Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC
10.7	Throughput Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, and PBF Holding Company LLC
99.1	Press release dated September 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	September 7, 2016

PBF Logistics LP
		By:	PBF Logistics GP LLC,
its general partner

		By:	/s/ Trecia Canty
		Name:	Trecia Canty
		Title:	Authorized Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Contribution Agreement dated as of August 31, 2016 by and between PBF Energy Company LLC and PBF Logistics LP
10.1	Fourth Amended and Restated Omnibus Agreement dated as of August 31, 2016 among PBF Holding Company LLC, PBF Energy Company LLC, PBF Logistics GP LLC and PBF Logistics LP
10.2
Fourth Amended and Restated Operation and Management Services and Secondment Agreement dated as of August 31, 2016 among PBF Holding Company LLC, Delaware City Refining Company LLC, Toledo Refining Company LLC, Torrance Refining Company LLC, Torrance Logistics Company LLC, PBF Logistics GP LLC , PBF Logistics LP, Delaware City Terminaling Company LLC, Delaware Pipeline Company LLC, Delaware City Logistics Company LLC, Toledo Terminaling Company LLC and PBFX Operating Company LLC

10.3	Transportation Services Agreement dated as of August 31, 2016 among PBF Holding Company LLC and Torrance Valley Pipeline Company LLC
10.4	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, a and PBF Holding Company LLC
10.5	Pipeline Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, a and PBF Holding Company LLC
10.6	Dedicated Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, a and PBF Holding Company LLC
10.7	Throughput Storage Service Order dated as of August 31, 2016, by and between Torrance Valley Pipeline Company LLC, a and PBF Holding Company LLC
99.1	Press release dated September 1, 2016